 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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3075 West Ray Road, Suite 525 Chandler, Arizona 85226

PLEASE VOTE YOUR PROXY TODAY

November 16, 2020

Dear Stockholder,

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Trinity Capital, Inc. to be held virtually on December 15, 2020. Your vote is extremely important, no matter how many shares you hold. If we do not receive your vote, we may have to postpone the Annual Meeting and continue to request stockholder participation to reach a required quorum.

For the reasons set forth in the proxy statement, dated October 8, 2020, the Board of Directors, unanimously recommends that you vote “FOR” each of the Proposals. Please vote via the internet or phone as soon as possible or alternatively, please sign, date, and return the enclosed proxy card or voting instruction form.

If you need assistance voting your shares, please call D.F. King toll-free at (800) 676-7437. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerest regards,
Steven L. Brown
Chairman and Chief Executive Officer

0 TRINITY CAPITAL INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 15, 2020

Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoint(s) Steven L. Brown and Kyle Brown, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at https://web.lumiagm.com/214074144, on December 15, 2020 at 9:00 a.m., Mountain Standard Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted"FOR" the proposals. If any other matters are presented at such annual meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such annual meeting. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF TRINITY CAPITAL INC. December 15, 2020 INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING -The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/214074144 (password: TCI2020) and be sure to have available the control number. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00003300330000001000 1 102720